UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
February 28, 2008
HEARTWARE LIMITED
(Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
Level 57
MLC Centre
19-29 Martin Place
Sydney NSW 2000
Australia
(Address of principal executive offices)
Registrant’s telephone number, including area code:
+61 2 9238 2064
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 29, 2008, (Australian Eastern Standard Time) the Company filed its Australian Annual Report and related financial information for the year ended December 31, 2007 with the Australian Securities Exchange (“Australian Annual Report”). The Australian Annual Report is prepared in Australian dollars pursuant to Australian Accounting Standards (“AAS”) and otherwise in compliance with the requirements of Australian law and the ASX Listing Rules.
The filing of the Australian Annual Report with the Australian Securities Exchange on February 29, 2008, coincides with the filing of the Company’s US Annual Report on Form 10-K, on February 28, 2008 (United States Eastern Standard Time), for the same period with the Securities and Exchange Commission. The US Annual Report on Form 10-K is prepared in US dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP”).
The only material variations in the accounting principles, practices and methods used in preparing the Form 10-K and the Australian Annual Report are as follows: (1) some research and development costs have been capitalized and amortized for Australian purposes in the Australian Annual Report, with these being expensed in the US Annual Report on Form 10-K as required by US GAAP; and (2) share-based payment expense is higher in the Australian Annual Report than it is in the US Annual Report on Form 10-K. In 2007, the Company issued share-based payment awards that vest in four tranches subject to certain performance criteria. For US purposes only tranche one of these awards has been deemed probable of vesting, and as such, expense has not yet been recognized for tranches two through four. (See Note 12 of the US Annual Report on Form 10-K for full discussion of the US accounting treatment for share-based awards).
Reconciliation from Australian Accounting Standards (“AAs”) to US GAAP is a follows:

	Year	Year
	ended	ended
	December 31,	December 31,
	2007	2006
	(AU$)	(AU$)

Loss for the period, AAS	$(26,376,647)	$(23,250,623)
Amortization expense related to capitalized R&D, previously expensed for US purposes	165,956	195,904
Share-based payment expense for awards not deemed probable in accordance with US GAAP	61,358	—

Loss for the period, US GAAP	$(26,149,333)	$(23,054,719)

	As of	As of
	December 31,	December 31,
	2007	2006
	(AU$)	(AU$)

Total assets, AAS	$35,129,605	$24,391,479
Less: capitalized research and development, net	1,926,469	2,321,775

Total assets, US GAAP	$33,203,136	$22,069,704

	As of	As of
	December 31,	December 31,
	2007	2006
	(AU$)	(AU$)
Retained earnings, AAS	$(65,165,272)	$(38,788,625)
Research and development expensed for US purposes	(2,231,378)	(2,397,334)
Share-based payment expense for awards not deemed probable in accordance with US GAAP	61,358	—

Retained earnings, US GAAP	$(67,335,292)	$(41,185,959)

For a full report of the results of operations for the years ended December 31, 2007 and 2006 and the balance sheet as of December 31, 2007 and 2006 in US dollars prepared in accordance with US GAAP, please see the Company’s US Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 28, 2008.
Item 7.01 Regulation FD Disclosure
See Item 2.02 above
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.01 Australian Annual Report for the year ended December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: February 28, 2008	By:	/s/ David McIntyre
		Name:	David McIntyre
		Title:	Chief Financial Officer